                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-52032, 333-08035, 33-80869, and 333-116102 of The Greenbrier
Companies, Inc. on Forms S-8 of our reports dated November 11, 2004, appearing in this Annual Report on Form 10-K of The Greenbrier Companies, Inc. for the year ended August 31, 2004.


/s/ DELOITTE & TOUCHE LLP


Portland, Oregon
November 11, 2004